                       ADMINISTRATIVE SERVICES AGREEMENT

Hartford Life Insurance Company ("INSURER") and A I M Advisors, Inc. ("AIM") (collectively, the "Parties") mutually agree to the arrangements set forth in this Administrative Services Agreement (the "Agreement") dated as of July 2, 1998.

WHEREAS, AIM is the investment adviser to AIM Variable Insurance Funds, Inc. (the "Fund"); and

WHEREAS, AIM has entered into an amended Master Administrative Services Agreement ("Master Agreement"), dated May 1, 1998, with the Fund pursuant to which it has agreed to provide, or arrange to provide, certain administrative services, including such services as may be requested by the Fund's Board of Directors from time to time; and

WHEREAS, INSURER issues variable life insurance policies and/or variable annuity contracts (collectively, the "Contracts"); and

WHEREAS, INSURER has entered into a participation agreement, dated July 2, 1998 ("Participation Agreement") with the Fund, pursuant to which the Fund has agreed to make shares of certain of its portfolios ("Portfolios") available for purchase by one or more of INSURER's separate accounts or divisions thereof (each, a "Separate Account"), in connection with the allocation by Contract owners of purchase payments to corresponding investment options offered under the Contracts; and

WHEREAS, INSURER has no contractual or other legal obligation to perform the administrative services listed on Schedule A hereto, other than pursuant to this Agreement and the Participation Agreement; and

WHEREAS, INSURER desires to be compensated for providing such administrative services; and

WHEREAS, AIM desires to retain the administrative services of INSURER and to compensate INSURER for providing such administrative services;

NOW, THEREFORE, the Parties agree as follows:

             SECTION 1. ADMINISTRATIVE SERVICES; PAYMENTS THEREFOR.

(a) INSURER shall provide the administrative services set out in Schedule A hereto and made a part hereof, as the same may be amended from time to time. For such services, AIM agrees to pay to INSURER a quarterly fee ("Quarterly Fee") equal to a percentage of the average daily net assets of the Fund attributable to the Contracts issued by INSURER ("INSURER Fund Assets") at the annual rate of 0.25%.

(b) AIM shall calculate the Quarterly Fee at the end of each calendar quarter and will make such payment to INSURER, without demand or notice by INSURER, within 30 days thereafter, in a manner mutually agreed upon by the Parties from time to time.

                         SECTION 2. NATURE OF PAYMENTS.

The Parties to this Agreement recognize and agree that AIM's payments hereunder are for INSURER's services only and do not constitute payment in any manner for investment advisory services or for costs of distribution of Portfolio shares, and are not otherwise related to investment advisory or Portfolio distribution services or expenses. INSURER represents and warrants that the fees to be paid by AIM for services to be rendered by INSURER pursuant to the terms of this Agreement are intended to compensate the INSURER for providing services to the Fund, and are not excessive given the value of those services to the Fund. The parties agree that the fees to be paid hereunder are not intended to compensate or reimburse INSURER for providing services that are paid for by fees under the Contract.

                        SECTION 3. TERM AND TERMINATION.

(a) AIM may terminate this Agreement, subject to payment to INSURER of the amount or amounts calculated pursuant to subparagraph (d) below, upon 60 days' written notice to INSURER, only if such termination notice is as a result of the termination of the Master Agreement between AIM and Fund or as a result of the termination of the Participation Agreement between INSURER and FUND.

(b) INSURER may terminate this Agreement, without penalty, on 60 days' written notice to AIM.

(c) Unless terminated pursuant to subparagraph (a) or (b) above, this Agreement shall continue in effect for so long as AIM or its successor(s) in interest, or any affiliates thereof, continues to perform in a similar capacity for the Fund, and for so long as INSURER provides the services contemplated hereunder with respect to Contracts under which values or monies are allocated to a Portfolio. If a successor to, or affiliate of, AIM is to be substituted for AIM hereunder, such successor or affiliate must countersign this Agreement and be equally bound by the terms hereof, for such substitution to be permitted hereunder.

(d)  Liquidated Damages:

       (1) In the event AIM terminates this agreement as a result of the termination of the Participation Agreement between INSURER and FUND and the Master Agreement between AIM and the Fund remains in effect, then AIM shall remain liable for all fees set forth herein for so long as assets of Contract owners or a separate account remain invested in a Portfolio of FUND and INSURER continues to provide the services contemplated hereunder.

       (2) In the event AIM terminates this agreement as a result of the termination of the Master Agreement between AIM and FUND, then AIM shall pay (i) all reasonable

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          costs incurred by INSURER in obtaining an order of the Securities and
          Exchange Commission approving INSURER's substitution of Fund shares pursuant to Section 26(b) of the Investment Company Act of 1940, including but not limited to: outside counsel fees, costs of notifying Contract owners of such substitution, and (ii) the fees contemplated hereunder for services rendered by INSURER pursuant to this Agreement pending the completion of such a substitution, but only for a period of four months after the expiration of the 60 day notice period hereunder.

                             SECTION 4. AMENDMENT.

This Agreement may be amended upon mutual agreement of the Parties in writing.

                              SECTION 5. NOTICES.

All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered

     HARTFORD LIFE INSURANCE COMPANY
     200 Hopmeadow Street
     Simsbury, Ct. 06089
     Facsimile: (860) 843-8665
     Attention: Lynda Godkin, Esquire

     A I M ADVISORS, INC.
     11 Greenway Plaza, Suite 100
     Houston, Texas 77046
     Facsimile: (713) 993-9185
     Attention: Nancy L. Martin, Esquire

                           SECTION 6. MISCELLANEOUS.

(a) Successors and Assigns. This Agreement shall be binding upon the Parties and their transferees, successors and assigns. The benefits of and the right to enforce this Agreement shall accrue to the Parties and their transferees, successors and assigns.

(b) Assignment. Neither this Agreement nor any of the rights, obligations or liabilities of any Party hereto shall be assigned without the written consent of the other Party.

(c) Intended Beneficiaries. Nothing in this Agreement shall be construed to give any person or entity other than the Parties, as well as the Fund, any legal or equitable claim, right or remedy. Rather, this Agreement is intended to be for the sole and exclusive benefit of the Parties, as well as the Fund.

(d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

(e) Applicable Law. This Agreement shall be interpreted, construed, and enforced in accordance with the laws of the State of Delaware without reference to the conflict of law principles thereof.

(f) Severability. If any portion of this Agreement shall be found to be invalid or unenforceable by a court or tribunal or regulatory agency of competent jurisdiction, the remainder shall not be affected thereby, but shall have the same force and effect as if the invalid or unenforceable portion had not been inserted.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date of first above written.

                                HARTFORD LIFE INSURANCE COMPANY

                                By:    /s/ Stephen T. Joyce
                                       ------------------------------
                                Name:  Stephen T. Joyce
                                Title: Vice President

                                A I M ADVISORS, INC.

                                By:    /s/ Robert H. Graham
                                       ------------------------------
                                Name:  Robert H. Graham
                                Title: President

                                                                      SCHEDULE A

                          ADMINISTRATIVE SERVICES FOR
                       AIM VARIABLE INSURANCE FUNDS, INC.

INSURER shall provide certain administrative services respecting the operations of the Fund, as set forth below. This Schedule, which may be amended from time to time as mutually agreed upon by INSURER and AIM, constitutes an integral part of the Agreement to which it is attached. Capitalized terms used herein shall, unless otherwise noted, have the same meaning as the defined terms in the Agreement to which this Schedule relates.

A.  RECORDS OF PORTFOLIO SHARE TRANSACTIONS; MISCELLANEOUS RECORDS

1. INSURER shall maintain master accounts with the Fund, on behalf of each Portfolio, which accounts shall bear the name of INSURER as the record owner of Portfolio shares on behalf of each Separate Account investing in the Portfolio.

2. INSURER shall maintain a daily journal setting out the number of shares of each Portfolio purchased, redeemed or exchanged by Contract owners each day, as well as the net purchase or redemption orders for Portfolio shares submitted each day, to assist AIM, the Fund and/or the Fund's transfer agent in tracking and recording Portfolio share transactions, and to facilitate the computation of each Portfolio's net asset value per share. INSURER shall promptly provide AIM, the Fund, and the Fund's transfer agent with a copy of such journal entries or information appearing thereon in such format as may be reasonably requested from time to time. INSURER shall provide such other assistance to AIM, the Fund, and the Fund's transfer agent as may be necessary to cause various Portfolio share transactions effected by Contract owners to be properly reflected on the books and records of the Fund.

3. In addition to the foregoing records, and without limitation, INSURER shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing administrative services hereunder.

B.  ORDER PLACEMENT AND PAYMENT

1. INSURER shall determine the net amount to be transmitted to the Separate Accounts as a result of redemptions of each Portfolio's shares based on Contract owner redemption requests and shall disburse or credit to the Separate Accounts all proceeds of redemptions of Portfolio shares. INSURER shall notify the Fund of the cash required to meet redemption payments.

2. INSURER shall determine the net amount to be transmitted to the Fund as a result of purchases of Portfolio shares based on Contract owner purchase payments and transfers allocated to the Separate Accounts investing in each Portfolio. INSURER shall transmit net purchase payments to the Fund's custodian.

C.  ACCOUNTING SERVICES

INSURER shall perform miscellaneous accounting services as may be reasonably requested from time to time by AIM, which services shall relate to the business contemplated by the Participation Agreement between INSURER and the Fund, as amended from time to time. Such services shall include, without limitation, periodic reconciliation and balancing of INSURER's books and records with those of the Fund with respect to such matters as cash accounts, Portfolio share purchase and redemption orders placed with the Fund, dividend and distribution payments by the Fund, and such other accounting matters that may arise from time to time in connection with the operations of the Fund as related to the business contemplated by the Participation Agreement.

D.  REPORTS

INSURER acknowledges that AIM may, from time to time, be called upon by the Fund's Board of Directors ("Board"), to provide various types of information pertaining to the operations of the Fund and related matters, and that AIM also may, from time to time, decide to provide such information to the Board in its own discretion. Accordingly, INSURER agrees to provide AIM with such assistance as AIM may reasonably request so that AIM can report such information to the Fund's Board in a timely manner. INSURER acknowledges that such information and assistance shall be in addition to the information and assistance required of INSURER pursuant to the Fund's mixed and shared funding SEC exemptive order, described in the Participation Agreement.

INSURER further agrees to provide AIM with such assistance as AIM may reasonably request with respect to the preparation and submission of reports and other documents pertaining to the Fund to appropriate regulatory bodies and third party reporting services.

E.  FUND-RELATED CONTRACT OWNER SERVICES

INSURER agrees to provide telephonic support for Contract owners, including, without limitation, advice with respect to inquiries about the Fund and each Portfolio thereof (not including information about performance or related to sales), communicating with Contract owners about Fund (and Separate Account) performance, and assisting with proxy solicitations, specifically with respect to soliciting voting instructions from Contract owners.

F.  MISCELLANEOUS SERVICES

INSURER shall provide such other administrative support to the Fund as mutually agreed between INSURER and AIM or the Fund from time to time. INSURER shall, from time to time, relieve the Fund of other usual or incidental administration services of the type ordinarily borne by mutual funds that offer shares to individual members of the general public.

                                AMENDMENT # 1 TO
                       ADMINISTRATIVE SERVICES AGREEMENT

The Administrative Services Agreement (the "Agreement"), dated as of July 2, 1998, by and among Hartford Life Insurance Company and A I M Advisors, Inc. ("A I M"), is hereby amended as follows:

The following paragraph (c) is hereby added to SECTION 1 of the Agreement:

"(c) In addition to the Quarterly Fee described in Section 1.(a) herein, AIM shall make additional reimbursements to INSURER, upon INSURER's reasonable request, for additional costs related to Fund-related Contract Owner Services, as set forth in Paragraph E. of Schedule A. The additional reimbursements described herein will not offset or in any way be in lieu of the Quarterly Fee."

PARAGRAPH E from SCHEDULE A is deleted in its entirety and replaced with the following:

"INSURER agrees to print and distribute, in a timely manner, prospectuses, statements of additional information, supplements thereto, periodic reports and any other materials of the Fund required by law or otherwise to be given to its shareholders, including, without limitation, Contract owners investing in Portfolio shares, provided, that with respect to proxy materials, INSURER shall bear the expenses associated with (i) text composition, printing, mailing, distributing, and tabulating proxy materials, including voting instruction solicitation materials, sent to policy owners with respect to proxy solicitations related to the Account or related to matters requested by INSURER and agreed to by the Fund, (ii) making typesetting and other customization changes to Fund proxy materials, which changes are requested by INSURER and agreed to by the Fund, and (iii) mailing and distributing Fund proxy materials. INSURER further agrees to provide telephonic support for Contract owners, including, without limitation, advice with respect to inquiries about the Fund and each Portfolio thereof (not including information about performance or related to sales), communicating with Contract owners about Fund (and Separate Account) performance, and assisting with proxy solicitations, specifically with respect to soliciting voting instructions from Contract owners."

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective as of: December 31, 2006

                                    A I M ADVISORS, INC.

Attest:                             By:    /s/ Philip A. Taylor
         -------------------------         ------------------------------
Name:                               Name:  Philip A. Taylor
Title:                              Title: President

                                    HARTFORD LIFE INSURANCE COMPANY

Attest:                             By:    /s/ Robert Arena
         -------------------------         ------------------------------
Name:                               Name:  Robert Arena
Title:                              Title: Senior Vice President

                               AMENDMENT NO. 2 TO
                       ADMINISTRATIVE SERVICES AGREEMENT

This Amendment No. 2 (this "AMENDMENT") to the Administrative Services Agreement, as amended (the "AGREEMENT"), dated as of July 2, 1998, as amended, by and among AIM Advisors, Inc., the predecessor in interest to Invesco Advisers, Inc. (formerly known as Invesco Aim Advisors, Inc.), ("INVESCO") and Hartford Life Insurance Company (the "INSURER"), is made effective June 1, 2010. Each of Invesco and the Insurer is individually referred to herein as a "PARTY" and collectively as the "PARTIES".

WHEREAS, the parties desire to amend the Agreement with respect to certain Quarterly Fee payable thereunder, among other matters;

NOW THEREFORE, in consideration of the mutual promises set forth herein, the parties agree as follows:

All terms used and not defined herein shall have the same meaning as in the Agreement.

1. The Agreement is amended by deleting the third 'Whereas' clause and replacing it with the following:

"WHEREAS Insurer issues variable life insurance policies (the "VARIABLE LIFE CONTRACTS") and/or variable annuity contracts (the "VARIABLE ANNUITY CONTRACTS" and together with the Variable Life Contracts, collectively, the "CONTRACTS"); and"

2. The Agreement is amended by deleting Section 1(a) thereof and replacing it with the following:

"(a) INSURER shall provide the administrative services set out in Schedule A hereto and made a part hereof, as the same may be amended from time to time. For such services, Invesco agrees to pay to INSURER a quarterly fee ("QUARTERLY FEE") equal to a percentage of the average daily net assets of the Fund attributable to the Contracts issued by INSURER ("INSURER FUND ASSETS") at (i) an annual rate of 0.20% with respect to the Variable Annuity Contracts invested in Series I Shares of a Fund, and (ii) an annual rate of 0.25% with respect to the Variable Life Contracts invested in Series I and Series II Shares of a Fund.

3. The Agreement is amended by deleting Section 1(b) thereof and replacing it with the following:

"(b) INSURER shall calculate the Quarterly Fee at the end of each calendar quarter and provide an invoice to Invesco. Invesco will make such payments to INSURER, without any further demand or notice by INSURER, within 30 days, in a manner mutually agreed upon by the Parties from time to time."

4. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

5. This Amendment may be executed in counterparts, each of which taken together shall constitute one and the same instrument.

                                        INVESCO ADVISERS, INC.

Attest: /s/ Melanie Ringold             By:     /s/ John Cooper
        ------------------------------          --------------------------------
Name:   Melanie Ringold                 Name:   John Cooper
Title:  Assistant Secretary             Title:  Senior Vice President

                                        HARTFORD LIFE INSURANCE COMPANY

Attest: /s/ Steven Kluever              By:     /s/ Robert M. Arena
        ------------------------------          --------------------------------
Name:   Steven Kluever                  Name:   Robert M. Arena
Title:  Vice President, Annuity         Title:  Executive Vice President, Global
        Product & Marketing                     Annuity

                       ADMINISTRATIVE SERVICES AGREEMENT

Hartford Life Insurance Company ("INSURER") and A I M Advisors, Inc. ("AIM") (collectively, the "Parties") mutually agree to the arrangements set forth in this Administrative Services Agreement (the "Agreement") dated as of September 20, 2001.

WHEREAS, AIM is the investment adviser to AIM Variable Insurance Funds (the "Fund"); and

WHEREAS, AIM has entered into an amended Master Administrative Services Agreement ("Master Agreement"), dated May 1, 1998, with the Fund pursuant to which it has agreed to provide, or arrange to provide, certain administrative services, including such services as may be requested by the Fund's Board of Directors from time to time; and

WHEREAS, INSURER issues variable life insurance policies and/or variable annuity contracts (collectively, the "Contracts"); and

WHEREAS, INSURER has entered into a participation agreement, dated July 2, 1998 ("Participation Agreement") with the Fund, pursuant to which the Fund has agreed to make shares of certain of its portfolios ("Portfolios") available for purchase by one or more of INSURER's separate accounts or divisions thereof (each, a "Separate Account"), in connection with the allocation by Contract owners of purchase payments to corresponding investment options offered under the Contracts; and

WHEREAS, INSURER has no contractual or other legal obligation to perform the administrative services listed on Schedule A hereto, other than pursuant to this Agreement and the Participation Agreement; and

WHEREAS, INSURER desires to be compensated for providing such administrative services; and

WHEREAS, AIM desires to retain the administrative services of INSURER and to compensate INSURER for providing such administrative services;

NOW, THEREFORE, the Parties agree as follows:

                  SECTION 1. ADMINISTRATIVE SERVICES; PAYMENTS

(a) INSURER shall provide the administrative services set out in Schedule A hereto and made a part hereof, as the same may be amended from time to time: For such services, AIM agrees to pay to INSURER a quarterly fee ("Quarterly Fee") equal to a percentage of the average daily net assets of the Fund attributable to the Contracts issued by INSURER ("INSURER Fund Assets") for the policies set out in Schedule B attached hereto and made a part hereof, at the annual rate of 0.40%.

(b) AIM shall calculate the Quarterly Fee at the end of each calendar quarter and will make such payment to INSURER, without demand or notice by INSURER, within 30 days thereafter, in a manner mutually agreed upon by the Parties from time to time.

                         SECTION 2. NATURE OF PAYMENTS.

The Parties to this Agreement recognize and agree that AIM's payments hereunder are for INSURER's services only and do not constitute payment in any manner for investment advisory services or for costs of distribution of Portfolio shares, and are not otherwise related to investment advisory or Portfolio distribution services or expenses. INSURER represents and warrants that the fees to be paid by AIM for services to be rendered by INSURER pursuant to the terms of this Agreement are intended to compensate the INSURER for providing services to the Fund, and are not excessive given the value of those services to the Fund. The parties agree that the fees to be paid hereunder are not intended to compensate or reimburse INSURER for providing services that are paid for by fees under the Contract.

                        SECTION 3. TERM AND TERMINATION.

(a) AIM may terminate this Agreement, subject to payment to INSURER of the amount or amounts calculated pursuant to subparagraph (d) below, upon 60 days written notice to INSURER, only if such termination notice is as a result of the termination of the Master Agreement between AIM and Fund or as a result of the termination of the Participation Agreement between INSURER and FUND.

(b) INSURER may terminate this Agreement, without penalty, on 60 days written notice to AIM.

(c) Unless terminated pursuant to subparagraph (a) or (b) above, this Agreement shall continue in effect for so long as AIM or its successor(s) in interest, or any affiliates thereof, continues to perform in a similar capacity for the Fund, and for so long as INSURER provides the services contemplated hereunder with respect to Contracts under which values or monies are allocated to a Portfolio. If a successor to, or affiliate of, AIM is to be substituted for AIM hereunder, such successor or affiliate must countersign this Agreement and be equally bound by the terms hereof, for such substitution to be permitted hereunder.

(d)  Liquidated Damages:

       (1) In the event AIM terminates this agreement as a result of the termination of the Participation Agreement between INSURER and FUND and the

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          Master Agreement between AIM and the Fund remains in effect, then AIM shall remain liable for all fees set forth herein for so long as assets of Contract owners or a separate account remain invested in a Portfolio of FUND and INSURER continues to provide the services contemplated hereunder.

       (2) In the event AIM terminates this agreement as a result of the termination of the Master Agreement between AIM and FUND, then AIM shall pay (i) all reasonable costs incurred by INSURER in obtaining an order of the Securities and Exchange Commission approving INSURER's substitution of Fund shares pursuant to Section 26(b) of the Investment Company Act of 1940, including but not limited to: outside counsel fees, costs of notifying Contract owners of such substitution, and (ii) the fees contemplated hereunder for services rendered by INSURER pursuant to this Agreement pending the completion of such a substitution, but only for a period of four months after the expiration of the 60 day notice period hereunder.

                             SECTION 4. AMENDMENT.

This Agreement may be amended upon mutual agreement of the Parties in writing.

                              SECTION 5. NOTICES.

All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered

      HARTFORD LIFE INSURANCE COMPANY
      200 Hopmeadow Street
      Simsbury, Ct. 06089
      Facsimile: (860) 843-8665
      Attention: General Counsel, Esquire

      A I M ADVISORS, INC.
      11 Greenway Plaza, Suite 100
      Houston, Texas 77046
      Facsimile: (713) 993-9185
      Attention: Nancy L. Martin, Esquire

                           SECTION 6. MISCELLANEOUS.

(a) Successors and Assigns. This Agreement shall be binding upon the Parties and their transferees, successors and assigns. The benefits of and the right to enforce this Agreement shall accrue to the Parties and their transferees, successors and assigns.

(b) Assignment. Neither this Agreement nor any of the rights, obligations or liabilities of any Party hereto shall be assigned without the written consent of the other Party.

(c) Intended Beneficiaries. Nothing in this Agreement shall be construed to give any person or entity other than the Parties, as well as the Fund, any legal or equitable claim, right or remedy. Rather, this Agreement is intended to be for the sole and exclusive benefit of the Parties, as well as the Fund.

(d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

(e) Applicable Law. This Agreement shall be interpreted, construed, and enforced in accordance with the laws of the State of Delaware without reference to the conflict of law principles thereof.

(f) Severability. If any portion of this Agreement shall be found to be invalid or unenforceable by a court or tribunal or regulatory agency of competent jurisdiction, the remainder shall not be affected thereby, but shall have the same force and effect as if the invalid or unenforceable portion had not been inserted.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date of first above written.

                                     HARTFORD LIFE INSURANCE COMPANY
                                     (ON BEHALF OF THE ACCOUNT AND ITSELF)

    Attest:
    /s/ [ILLEGIBLE]                    By:    /s/ [ILLEGIBLE]
    ---------------------------------         ---------------------------------
                                       Its:   Senior Vice President

                                     AIM ADVISORS, INC.

    Attest:
    /s/ Nancy L. Martin                By:    /s/ [ILLEGIBLE]
    ---------------------------------         ---------------------------------
                                       Its:   President

                                   SCHEDULE A
                          ADMINISTRATIVE SERVICES FOR
                       AIM VARIABLE INSURANCE FUNDS, INC.

INSURER shall provide certain administrative services respecting the operations of the Fund, as set forth below. This Schedule, which may be amended from time to time as mutually agreed upon by INSURER and AIM, constitutes an integral part of the Agreement to which it is attached. Capitalized terms used herein shall, unless otherwise noted, have the same meaning as the defined terms in the Agreement to which this Schedule relates.

A.  RECORDS OF PORTFOLIO SHARE TRANSACTIONS; MISCELLANEOUS RECORDS

1. INSURER shall maintain master accounts with the Fund, on behalf of each Portfolio, which accounts shall bear the name of INSURER as the record owner of Portfolio shares on behalf of each Separate Account investing in the Portfolio.

2. INSURER shall maintain a daily journal setting out the number of shares of each Portfolio purchased, redeemed or exchanged by Contract owners each day, as well as the net purchase or redemption orders for Portfolio shares submitted each day, to assist AIM, the Fund and/or the Fund's transfer agent in tracking and recording Portfolio share transactions, and to facilitate the computation of each Portfolio's net asset value per share. INSURER shall promptly provide AIM, the Fund, and the Fund's transfer agent with a copy of such journal entries or information appearing thereon in such format as may be reasonably requested from time to time. INSURER shall provide such other assistance to AIM, the Fund, and the Fund's transfer agent as may be necessary to cause various Portfolio share transactions effected by Contract owners to be properly reflected on the books and records of the Fund.

3. In addition to the foregoing records, and without limitation, INSURER shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing administrative services hereunder.

B.  ORDER PLACEMENT AND PAYMENT

1. INSURER shall determine the net amount to be transmitted to the Separate Accounts as a result of redemptions of each Portfolio's shares based on Contract owner redemption requests and shall disburse or credit to the Separate Accounts all proceeds of redemptions of Portfolio shares. INSURER shall notify the Fund of the cash required to meet redemption payments.

2. INSURER shall determine the net amount to be transmitted to the Fund as a result of purchases of Portfolio shares based on Contract owner purchase payments and transfers allocated to the Separate Accounts investing in each Portfolio. INSURER shall transmit net purchase payments to the Fund's custodian.

B.  ACCOUNTING SERVICES

INSURER shall perform miscellaneous accounting services as may be reasonably requested from time to time by AIM, which services shall relate to the business contemplated by the Participation Agreement between INSURER and the Fund, as amended from time to time. Such services shall include, without limitation, periodic reconciliation and balancing of INSURER's books and records with those of the Fund with respect to such matters as cash accounts, Portfolio share purchase and redemption orders placed with the Fund, dividend and distribution payments by the Fund, and such other accounting matters that may arise from time to time in connection with the operations of the Fund as related to the business contemplated by the Participation Agreement.

D.  REPORTS

INSURER acknowledges that AIM may, from time to time, be called upon by the Fund's Board of Directors ("Board"), to provide various types of information pertaining to the operations of the Fund and related matters, and that AIM also may, from time to time, decide to provide such information to the Board in its own discretion. Accordingly, INSURER agrees to provide AIM with such assistance as AIM may reasonably request so that AIM can report such information to the Fund's Board in a timely manner. INSURER acknowledges that such information and assistance shall be in addition to the information and assistance required of INSURER pursuant to the Fund's mixed and shared funding SEC exemptive order, described in the Participation Agreement.

INSURER further agrees to provide AIM with such assistance as AIM may reasonably request with respect to the preparation and submission of reports and other documents pertaining to the Fund to appropriate regulatory bodies and third party reporting services.

E.  FUND-RELATED CONTRACT OWNER SERVICES

INSURER agrees to print and distribute, in a timely manner, prospectuses, statements of additional information, supplements thereto, periodic reports and any other materials of the Fund required by law or otherwise to be given to its shareholders, including, without limitation, Contract owners investing in Portfolio, shares, provided that with respect to proxy materials, INSURER shall bear the expenses associated with(i) text composition, printing, mailing, distributing, and tabulating proxy materials, including voting instruction solicitation materials, sent to policy owners with respect to proxy solicitations related to the Account or related to matters requested by INSURER and agreed to by the Fund, (ii) making typesetting and other customization changes to Fund proxy materials, which changes are requested by INSURER and agreed to by the Fund, and (iii) mailing and distributing Fund proxy materials. INSURER further agrees to provide telephonic support for Contract owners, including, without limitation, advice with respect to inquiries about the Fund and each Portfolio thereof (not including information about performance or related to sales), communicating with Contract owners about Fund (and Separate Account) performance, and assisting with proxy solicitations, specifically with respect to soliciting voting instructions from Contract owners.

F.  MISCELLANEOUS SERVICES

INSURER shall provide such other administrative support to the Fund as mutually agreed between INSURER and AIM or the Fund from time to time. INSURER shall, from time to time, relieve the Fund of other usual or incidental administration services of the type ordinarily borne by mutual funds that offer shares to individual members of the general public.

                                   SCHEDULE B

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS (all Series of each Contract) Nations Variable Annuity Contract
Hartford Leaders
Hartford Leaders Solution
Hartford Leaders Elite
Hartford Leaders Access
Hartford Leaders Edge
Hartford Leaders Plus
Hartford Leaders Elite Plus
Hartford Leaders Outlook
Hartford Leaders Elite Outlook
Hartford Leaders Vision

SEPARATE ACCOUNTS UTILIZING THE FUNDS
Hartford Life Separate Account Two
Hartford Life Separate Account Seven
Hartford Life and Annuity Separate Account Seven

FUNDS AVAILABLE UNDER THE CONTRACTS
AIM Variable Insurance Funds, Inc.

     AIM V.I. Aggressive Growth
     AIM V.I. Basic Value Fund
     AIM V.I. Blue Chip Fund
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Dent Demographic Trends Fund
     AIM V.I. Government Securities Fund
     AIM V.I. High Yield Fund
     AIM V.I. International Equity Fund
     AIM V.I. Mid Cap Equity Fund
     AIM V.I. Value Fund

                                  AMENDMENT TO
                       ADMINISTRATIVE SERVICES AGREEMENT

The Administrative Services Agreement (the "Agreement"), dated as of September 20, 2001, by and among Hartford Life Insurance Company and A I M Advisors, Inc. ("AIM"), is hereby amended as follows:

The following entity is hereby added as a party to the Agreement and will be encompassed by the defined term "INSURER" as set forth in the Agreement:

       -   Hartford Life and Annuity Insurance Company

The fourth "WHEREAS" clause is deleted in its entirety and replaced with the following:

"WHEREAS, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company have entered into participation agreements with the Fund, dated July 2, 1998, and May 1, 2001, respectively, pursuant to which the Fund has agreed to make shares of certain of its portfolios ("Portfolios") available for purchase by one or more of INSURER's separate account or divisions thereof (each, a "Separate Account"), in connection with the allocation by Contract owners of purchase payments to corresponding investment options offered under the Contracts; and"

SECTION 5 is deleted in its entirety and replaced with the following:

       "HARTFORD LIFE INSURANCE COMPANY
       HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
       200 Hopemeadow Street
       Simsbury, CT 06089
       Facsimile" (860) 843-8665
       Attention: General Counsel

       A I M ADVISORS, INC.
       11 Greenway Plaza, Suite 100
       Houston, TX 77046
       Facsimile: (713) 993-9185
       Attention: General Counsel"

SCHEDULE B is deleted in its entirety and replaced with the following:

"CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS (all Series of each Contact)

       -   Hartford Leaders

       -   Hartford Leaders Solution

       -   Hartford Leaders Elite

       -   Hartford Leaders Access

       -   Hartford Leaders Edge

       -   Hartford Leaders Plus

       -   Hartford Leaders Elite Plus

       -   Hartford Leaders Outlook

       -   Hartford Leaders Elite Outlook

       -   Hartford Leaders Vision

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: November 1, 2006

                                       A I M ADVISORS, INC.

Attest:                                By:    /s/ Philip A. Taylor
       ------------------------------         ------------------------------
Name:                                  Name:  Philip A. Taylor
Title:                                 Title: President

                                       HARTFORD LIFE INSURANCE COMPANY

Attest:                                By:    /s/ Robert Arena
       ------------------------------         ------------------------------
Name:                                  Name:  Robert Arena
Title:                                 Title: Senior Vice President

                                       HARTFORD LIFE AND ANNUITY INSURANCE
                                       COMPANY

Attest:                                By:    /s/ Robert Arena
       ------------------------------         ------------------------------
Name:                                  Name:  Robert Arena
Title:                                 Title: Senior Vice President

                                AMENDMENT # 2 TO
                       ADMINISTRATIVE SERVICES AGREEMENT

The Administrative Services Agreement (the "Agreement"), dated as of September 20, 2001, as amended, by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company and A I M Advisors. Inc. ("AIM"), is hereby amended as follows:

The following paragraph (c) is hereby added to SECTION 1 of the Agreement:

     "(c) In addition to the Quarterly Fee described in Section 1.(a) herein, AIM shall make additional reimbursements to INSURER, upon INSURER's reasonable request, for additional costs related to Fund-related Contract Owner Services, as set forth in Paragraph E. of Schedule A. The additional reimbursements described herein will not offset or in any way be in lieu of the Quarterly Fee."

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective as of: December 31, 2006

                                       A I M ADVISORS, INC.

Attest:                                By:    /s/ Philip A. Taylor
         ----------------------------         ------------------------------
Name:                                  Name:  Philip A. Taylor
Title:                                 Title: President

                                       HARTFORD LIFE INSURANCE COMPANY

Attest:                                By:    /s/ Robert M Arena, Jr
         ----------------------------         ------------------------------
Name:                                  Name:  /s/ Robert M Arena, Jr
Title:                                 Title: Senior Vice President

                                       HARTFORD LIFE AND ANNUITY INSURANCE
                                       COMPANY

Attest:                                By:    /s/ Robert M Arena, Jr
         ----------------------------         ------------------------------
Name:                                  Name:  Robert M Arena, Jr
Title:                                 Title: Senior Vice President

                               AMENDMENT NO. 3 TO

                       ADMINISTRATIVE SERVICES AGREEMENT

The Administrative Services Agreement (the "Agreement"), dated as of September 20, 2001, as amended, by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company ("INSURER") and A I M Advisors, Inc., ("AIM") is hereby amended as follows:

WHEREAS, on March 31, 2008, A I M Advisors, Inc. was renamed Invesco Aim Advisors, Inc. All references to A I M Advisors, Inc. will hereby be deleted and replaced with Invesco Aim Advisors, Inc.

SECTION 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

"SECTION 1. ADMINISTRATIVE SERVICES; PAYMENTS

(a) INSURER shall provide the administrative services set out in Schedule A hereto and made a part hereof, as the same may be amended from time to time. For such services, AIM agrees to pay to INSURER a quarterly fee ("Quarterly Fee") equal to a percentage of the average daily net assets of the Fund attributable to the Contracts issued by INSURER ("INSURER Fund Assets") for the policies set out in Schedule B attached hereto and made a part hereof, at the following annual rates:

     0.40% for Series I shares of the Fund; and

     0.30% for Series II shares of the Fund.

(b) AIM shall calculate the Quarterly Fee at the end of each calendar quarter and will make such payment to INSURER, without demand or notice by INSURER, within 30 days thereafter, in a manner mutually agreed upon by the Parties from time to time.

(c) In addition to the Quarterly Fee described in Section 1. (a) herein, AIM shall make additional reimbursements to INSURER, upon INSURER's reasonable request, for additional costs related to Fund-related Contract Owner Services, as set forth in Paragraph E. of Schedule A. The additional reimbursements described herein will not offset or in any way be in lieu of the Quarterly Fee."

SCHEDULE B IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE B.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2008

                                        INVESCO AIM ADVISORS, INC.

Attest: /s/ Peter Davidson              By:     /s/ John M. Zerr
        ------------------------------          ------------------------------
Name:   Peter Davidson                  Name:   John M. Zerr
Title:  Assistant Secretary             Title:  Senior Vice President

                                        HARTFORD LIFE INSURANCE COMPANY

Attest:                                 By:     /s/ Robert Arena
        ------------------------------          ------------------------------
Name:                                   Name:   Robert Arena
Title:                                  Title:  Senior Vice President

                                        HARTFORD LIFE AND ANNUITY
                                        INSURANCE COMPANY

Attest:                                 By:     /s/ Robert Arena
        ------------------------------          ------------------------------
Name:                                   Name:   Robert Arena
Title:                                  Title:  Senior Vice President

                                   SCHEDULE B

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS (all Series of each Contract)

Hartford Leaders
Hartford Leaders Solution
Hartford Leaders Elite
Hartford Leaders Access
Hartford Leaders Edge
Hartford Leaders Plus
Hartford Leaders Elite Plus
Hartford Leaders Outlook
Hartford Leaders Elite Outlook
Hartford Leaders Vision
The Director

                               AMENDMENT NO. 4 TO
                       ADMINISTRATIVE SERVICES AGREEMENT

This Amendment No. 4 (this "AMENDMENT") to the Administrative Services Agreement, as amended (the "AGREEMENT"), dated as of September 20, 2001 by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively the "INSURER") and Invesco Advisers, Inc., ("INVESCO"), is made effective June 1, 2010.

WHEREAS, the Parties desire to amend the Agreement certain terms of the Agreement;

NOW THEREFORE, in consideration of the mutual promises set forth herein, the parties agree as follows:

All terms used and not defined herein shall have the same meaning as in the Agreement.

1. The Agreement is amended by deleting Section 1(a) thereof and replacing it with the following:

     "(a) INSURER shall provide the administrative services set out in Schedule A hereto and made a part hereof, as the same may be amended from time to time. For such services, Invesco agrees to pay to INSURER the quarterly fee ("QUARTERLY FEE") set out on Schedule B hereto, equal to a percentage of the average daily net assets of the Fund attributable to the Contracts issued by INSURER ("INSURER FUND ASSETS")."

2. The Agreement is amended by deleting Section 1(b) thereof and replacing it with the following:

     "(b) INSURER shall calculate the Quarterly Fee at the end of each calendar quarter and provide an invoice to Invesco. Invesco will make such payments to INSURER, without any further demand or notice by INSURER, within 30 days, in a manner mutually agreed upon by the Parties from time to time."

3. Schedule B to the Agreement is deleted in its entirety and replaced with the Schedule B attached hereto and made a part of the Agreement.

4. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

5. This Amendment may be executed in counterparts, each of which taken together shall constitute one and the same instrument.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

                                       INVESCO ADVISERS, INC.

Attest: /s/ Melanie Ringold            By:    /s/ John Cooper
       ------------------------------         ------------------------------
Name:  Melanie Ringold                 Name:  John Cooper
Title: Assistant Secretary             Title: Senior Vice President

                                       HARTFORD LIFE INSURANCE COMPANY

Attest: /s/ Steven Kluever             By:    /s/ Robert M. Arena
       ------------------------------         ------------------------------
Name:  Steven Kluever                  Name:  Robert M. Arena
Title: Vice President, Annuity         Title: Executive Vice President,
       Product & Marketing                    Global Annuity

                                       HARTFORD LIFE AND ANNUITY
                                       INSURANCE COMPANY

Attest: /s/ Steven Kluever             By:    /s/ Robert M. Arena
       ------------------------------         ------------------------------
Name:  Steven Kluever                  Name:  Robert M. Arena
Title: Vice President, Annuity         Title: Executive Vice President,
       Product & Marketing                    Global Annuity

                                   SCHEDULE B

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS (all Series of each Contract)

0.30% FOR SERIES II OF THE FUNDS

Hartford's Personal Retirement Manager
Hartford Leaders 4-5
The Director

0.40% FOR SERIES I SHARES OF THE FUNDS; AND
0.25% FOR SERIES II SHARES OF THE FUNDS.

Hartford Leaders 1-3
Director M
Hartford Leaders VUL Joint Legacy (HL-HLA)
Hartford Leaders VUL Legacy (HL-HLA)
Hartford Leaders VUL Liberty (HL-HLA)
Hartford Quantum II (HL-HLA)
Hartford Quantum Life (HL-HLA)
Hartford VUL Last Survivor (HL-HLA)
Hartford Stag Accumulator (HL-HLA)
Hartford Artisan (HL)
Hartford Stag Protector (HL-HLA)
Hartford Stag Variable Life (HL-HLA)
Hartford Stag Variable Life Last Survivor (HL-HLA)
Hartford Stag Wall Street VUL
Hartford Select Dimensions Life (HL-HLA) (All Funds with the exception of the Invesco V.I. Select Dimensions Funds)

0.20% FOR SERIES I OF THE FUNDS; AND
0.20% FOR SERIES II SHARES OF THE FUNDS.

Hartford Select Leaders (HL-HLA)
Hartford Select Leaders LS (HL-HLA)
Hartford Select Dimensions (HL-HLA)
Hartford Select Dimensions Life (HL-HLA) (Invesco V.I. Select Dimension Funds
Only)

0.25% FOR SERIES I OF THE FUNDS

OMNISOURCE (HL-HLA)

                       ADMINISTRATIVE SERVICES AGREEMENT

Hartford Life and Annuity Insurance Company ("INSURER") and AIM Advisors, Inc. ("AIM") (collectively, the "Parties") mutually agree to the arrangements set forth in this Administrative Services Agreement (the "Agreement") dated as of May 1, 2002.

WHEREAS, AIM is the investment adviser to AIM Variable Insurance Funds, Inc. (the "Fund"); and

WHEREAS, AIM has entered into an amended Master Administrative Services Agreement ("Master Agreement"), dated May 1, 1998, with the Fund pursuant to which it has agreed to provide, or arrange to provide, certain administrative services, including such services as may be requested by the Fund's Board of Trustees from time to time; and

WHEREAS, INSURER issues variable life insurance policies and/or variable annuity contracts (collectively, the "Contracts"); and

WHEREAS, INSURER has entered into a participation agreement, dated May 1, 2001 ("Participation Agreement") with the Fund, pursuant to which the Fund has agreed to make shares of certain of its portfolios ("Portfolios") available for purchase by one or more of INSURER's separate accounts or divisions thereof (each, a "Separate Account"), in connection with the allocation by Contract owners of purchase payments to corresponding investment options offered under the Contracts; and

WHEREAS, INSURER has no contractual or other legal obligation to perform the administrative services listed on Schedule A hereto, other than pursuant to this Agreement and the Participation Agreement; and

WHEREAS, INSURER desires to be compensated for providing such administrative services; and

WHEREAS, AIM desires to retain the administrative services of INSURER and to compensate INSURER for providing such administrative services;

NOW, THEREFORE, the Parties agree as follows:

              SECTION 1. ADMINISTRATIVE SERVICES; PAYMENT THEREFOR

(a) INSURER shall provide the administrative services set out in Schedule A hereto and made a party hereof, as the same may be amended from time to time. For such services, AIM agrees to pay to INSURER a quarterly fee ("Quarterly Fee") equal to a percentage of the average daily net assets of the Fund attributable to the Contracts issued by INSURER ("INSURER Fund Assets") at the annual rate of 0.25%.

(b) AIM shall calculate the Quarterly Fee at the end of each calendar quarter and will make such payment to INSURER, without demand or notice by INSURER, without 30 days thereafter, in a manner mutually agreed upon by the Parties from time to time.

                         SECTION 2. NATURE OF PAYMENTS

The Parties to this Agreement recognize and agree that AIM's payments hereunder are for INSURER's services only and do not constitute payment in any manner for investment advisory services or for costs of distribution of Portfolio shares, and are not otherwise related to investment advisory or Portfolio distribution services or expenses. INSURER represents and warrants that the fees to be paid by AIM for services to be rendered by INSURER pursuant to the terms of this Agreement are intended to compensate the INSURER for providing services to the Fund, and are not excessive given the value of those services to the Fund. The parties agree that the fees to be paid hereunder are not intended to compensate or reimburse INSURER for providing services that are paid for by fees under the Contract.

                        SECTION 3. TERM AND TERMINATION

(a) AIM may terminate this Agreement, subject to payment to INSURER of the amount or amounts calculated pursuant to subparagraph (d) below, upon 60 days' written notice to INSURER, only if such termination notice is as a result of termination of the Master Agreement between AIM and the Fund or as a result of the termination of the Participation Agreement between INSURER and the Fund.

(b) INSURER may terminate this Agreement, without penalty, on 60 days' written notice to AIM.

(c) Unless terminated pursuant to subparagraph (a) or (b) above, this Agreement shall continue in effect for so long as AIM or its successor(s) in interest, or any affiliates thereof, continues to perform in a similar capacity for the Fund, and for so long as INSURER provides the services contemplated hereunder with respect to Contracts under values or monies allocated to a Portfolio. If a successor to, or affiliate of, AIM is to be substituted for AIM hereunder, such successor or affiliate must countersign this Agreement and be equally bound by the terms hereof, for such substitution to be permitted hereunder.

(d) Liquidated Damages:

       (1) In the event AIM terminates this Agreement as a result of the termination of the Participation Agreement between INSURER and the Fund and the Master Agreement between AIM and the Fund remains in effect, then AIM shall remain liable for all fees set forth herein for so long as assets of Contract owners or a separate account remain invested in a Portfolio of the Fund and INSURER continues to provide the services contemplated hereunder.

       (2) In the event AIM terminates this Agreement as a result of the termination of the Master Agreement between AIM and the Fund, then AIM shall pay (i) reasonable costs incurred by INSURER in obtaining an order of the Securities and Exchange Commission approving INSURER's substitution of Fund shares pursuant to Section 26(b) of the Investment Company Act of 1940, including but not limited to: outside counsel fees, costs of notifying Contract owners of such substitution, and (ii) the fees contemplated hereunder for services rendered by INSURER pursuant to this Agreement pending the completion of such a substitution, but only for a period of four months after the expiration of the 60 day notice period hereunder.

                              SECTION 4. AMENDMENT

This Agreement may be amended upon mutual agreement of the Parties in writing.

                               SECTION 5 NOTICES

All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered.

               HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                      200 Hopmeadow Street
                      Simsbury, CT 06089
                      Facsimile: (860) 843-8665
                      Attention: Christine H. Repasy, Esquire

               A I M ADVISORS, INC.

                      II Greenway Plaza, Suite 100
                      Houston, Texas 77046
                      Facsimile: (713) 993-9185
                      Attention: Nancy L. Martin, Esquire

                            SECTION 6. MISCELLANEOUS

(a) Successors and Assigns. This Agreement shall be binding upon the Parties and their transferees, successors and assign. The benefits of and the right to enforce this Agreement shall accrue to the Parties and their transferees, successors and assigns.

(b) Assignment. Neither this Agreement nor any of the rights, obligations or liabilities of any Party hereto shall be assigned without the written consent of the other Party.

(c) Intended Beneficiaries. Nothing in this Agreement shall be construed to give any person or entity other than the Parties, as well as the Fund, any legal or equitable claim, right or remedy. Rather, this Agreement is intended to be for the sole and exclusive benefit of the Parties, as well as the Fund.

(d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

(e) Applicable Law. This Agreement shall be interpreted, construed, and enforced in accordance with the laws of the State of Delaware without reference to the conflict of law principles thereof.

(f) Severability. If any portion of this Agreement shall be found to be invalid or unenforceable by a court or tribunal or regulatory agency of competent jurisdiction, the remainder shall not be affected thereby, but shall have the same force and effect as if the invalid or unenforceable portion had not been inserted.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date of first above written.

                                     HARTFORD LIFE AND ANNUITY INSURANCE
                                     COMPANY

                                     By:    /s/ Joseph F. Mahoney, Jr.
                                            -----------------------------------
                                     Name:  Joseph F. Mahoney, Jr.
                                     Title: Vice President

                                     A I M ADVISORS, INC.

                                     By:    /s/ Carol F. Relihan
                                            -----------------------------------
                                     Name:  Carol F. Relihan
                                     Title: Senior Vice President

                                                                      SCHEDULE A

                          ADMINISTRATIVE SERVICES FOR
                       AIM VARIABLE INSURANCE FUNDS, INC.

INSURER shall provide certain administrative services respecting the operations of the Fund, as set forth below. This Schedule, which may be amended from time to time as mutually agreed upon by INSURER and AIM, constitutes an integral part of the Agreement to which it is attached. Capitalized terms used herein shall, unless otherwise noted, have the same meaning as the defined terms in the Agreement to which this Schedule relates.

A.  RECORDS OF PORTFOLIO SHARE TRANSACTIONS; MISCELLANEOUS RECORDS

1. INSURER shall maintain master accounts with the Fund, on behalf of each Portfolio, which accounts shall bear the name of INSURER as the record owner of Portfolio shares on behalf of each Separate Account investing in the Portfolio.

2. INSURER shall maintain a daily journal setting out the number of shares of each Portfolio purchased, redeemed or exchanged by Contract owners each day, as well as the net purchase or redemption orders for Portfolio shares submitted each day, to assist AIM, the Fund and/or the Fund's transfer agent in tracking and recording Portfolio share transactions, and to facilitate the computation of each Portfolio's net asset value per share. INSURER shall promptly provide AIM, the Fund, and the Fund's transfer agent with a copy of such journal entries or information appearing thereon in such format as may be reasonably requested from time to time. INSURER shall provide such other assistance to AIM, the Fund, and the Fund's transfer agent as may be necessary to cause various Portfolio share transactions effected by Contract owners to be properly reflected on the books and records of the Fund.

3. In addition to the foregoing records, and without limitation, INSURER shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing administrative services hereunder.

B.  ORDER PLACEMENT AND PAYMENT

1. INSURER shall determine the net amount to be transmitted to the Separate Accounts as a result of redemptions of each Portfolio's shares based on Contract owner redemption requests and shall disburse or credit to the Separate Accounts all proceeds of redemptions of Portfolio shares. INSURER shall notify the Fund of the cash required to meet redemption payments.

2. INSURER shall determine the net amount to be transmitted to the Fund as a result of purchases of Portfolio shares based on Contract owner purchase payments and transfers allocated to the Separate Accounts investing in each Portfolio. INSURER shall transmit net purchase payments to the Fund's custodian.

C.  ACCOUNTING SERVICES

INSURER shall perform miscellaneous accounting services as may be reasonably requested from time to time by AIM, which services shall relate to the business contemplated by the Participation Agreement between INSURER and the Fund, as amended from time to time. Such services shall include, without limitation, periodic reconciliation and balancing of INSURER's books and records with those of the Fund with respect to such matters as cash accounts, Portfolio share purchase and redemption orders placed with the Fund, dividend and distribution payments by the Fund, and such other accounting matters that may arise from time to time in connection with the operations of the Fund as related to the business contemplated by the Participation Agreement.

D.  REPORTS

INSURER acknowledges that AIM may, from time to time, be called upon by the Fund's Board of Trustees ("Board"), to provide various types of information pertaining to the operations of the Fund and related matters, and that AIM also may, from time to time, decide to provide such information to the Board in its own discretion. Accordingly, INSURER agrees to provide AIM with such assistance as AIM may reasonably request so that AIM can report such information to the Fund's Board in a timely manner. INSURER acknowledges that such information and assistance shall be in addition to the information and assistance required of INSURER pursuant to the Fund's mixed and shared funding SEC exemptive order, described in the Participation Agreement.

INSURER further agrees to provide AIM with such assistance as AIM may reasonably request for the preparation and submission of reports and other documents pertaining to the Fund to appropriate regulatory bodies and third party reporting services.

E.  FUND-RELATED CONTRACT OWNER SERVICES

INSURER agrees to provide telephonic support for Contract owners, including, without limitation, advice with respect to inquiries about the Fund and each Portfolio thereof (not including information about performance or related to sales), communicating with Contract owners about Fund (and Separate Account) performance, and assisting with proxy solicitations, specifically with respect to soliciting voting instructions from Contract owners.

F.  MISCELLANEOUS SERVICES

INSURER shall provide such other administrative support to the Fund as mutually agreed upon between INSURER and AIM or the Fund from time to time. INSURER shall, from time to time, relieve the Fund of other usual or incidental administration services of the type ordinarily borne by mutual funds that offer shares to individual members of the general public.

                                AMENDMENT # 1 TO
                       ADMINISTRATIVE SERVICES AGREEMENT

The Administrative Services Agreement (the "Agreement"), dated as of May 1, 2002, by and among Hartford Life and Annuity Insurance Company and A I M Advisors, Inc. ("AIM"), is hereby amended as follows:

The following paragraph (c) is hereby added to SECTION 1 of the Agreement:

"(c) In addition to the Quarterly Fee described in Section 1.(a) herein, AIM shall make additional reimbursements to INSURER, upon INSURER's reasonable request, for additional costs related to Fund-related Contract Owner Services, as set forth in Paragraph E. of Schedule A. The additional reimbursements described herein will not offset or in any way be in lieu of the Quarterly Fee."

PARAGRAPH E from SCHEDULE A is deleted in its entirety and replaced with the following:

"INSURER agrees to print and distribute, in a timely manner, prospectuses, statements of additional information, supplements thereto, periodic reports and any other materials of the Fund required by law or otherwise to be given to its shareholders, including, without limitation, Contract owners investing in Portfolio shares, provided, that with respect to proxy materials, INSURER shall bear the expenses associated with (i) text composition, printing, mailing, distributing, and tabulating proxy materials, including voting instruction solicitation materials, sent to policy owners with respect to proxy solicitations related to the Account or related to matters requested by INSURER and agreed to by the Fund, (ii) making typesetting and other customization changes to Fund proxy materials, which changes are requested by INSURER and agreed to by the Fund, and (iii) mailing and distributing Fund proxy materials. INSURER further agrees to provide telephonic support for Contract owners, including, without limitation, advice with respect to inquiries about the Fund and each Portfolio thereof (not including information about performance or related to sales), communicating with Contract owners about Fund (and Separate Account) performance, and assisting with proxy solicitations, specifically with respect to soliciting voting instructions from Contract owners."

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective as of: December 31, 2006

                                         A I M ADVISORS, INC.

Attest:                                  By:      /s/ Philip A. Taylor
         ------------------------------           ------------------------------
Name:                                    Name:    Philip A. Taylor
Title:                                   Title:   President

                                         HARTFORD LIFE AND ANNUITY INSURANCE
                                         COMPANY

Attest:                                  By:      /s/ Robert Arena
         ------------------------------           ------------------------------
Name:                                    Name:    Robert Arena
Title:                                   Title:   Senior Vice President